UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 10, 2014

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 10, 2014, The Jones Group Inc. (the "Company") issued a press release reporting its results of operations for the fiscal quarter and year ended December 31, 2013.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement the Company's consolidated financial statements presented in accordance with GAAP, it is presenting non-GAAP information regarding the effect on earnings per share from costs related to, among other things:

  the impairments recorded as a result of the annual review of our indefinite-lived intangible assets and goodwill;

  severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations;

  the amortization of certain acquired intangible assets from the acquisitions of KG Group Holdings Limited ("Kurt Geiger") and Atwood Italia S.r.l. and the fair value adjustment of the contingent consideration payable for the Stuart Weitzman Holdings, LLC and Moda Nicola International, LLC acquisitions;

  investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities;

  severance and restricted stock amortization related to executive management changes;

  present value accruals and adjustments for liabilities related to leases on properties currently not in use;

  gain on the sale of the Sam & Libby trademark;

  the partial impairment of the acquired wholesale customer relationship intangible asset associated with the acquisition of Kurt Geiger;

  severance, occupancy, and other costs related to the restructuring of corporate, the exit from or restructuring of certain product lines and business support functions and other charges not considered by management to be part of ongoing operations;

  the write-off of a discontinued trade name owned by an unconsolidated affiliate; and

  the portion of impairments recorded allocated to the noncontrolling interests.

These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of the Company's core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures of adjusted net income and adjusted diluted earnings per share included in the attached press release have been reconciled to the equivalent GAAP measure.

Item 2.06  Material Impairments.

On February 10, 2014, the Company announced that it had completed its annual goodwill and trademark impairment analysis for 2013 as required by ASC350 "Intangibles - Goodwill and Other" and that, as a result of the analysis, it recorded a charge of $57.1 million during the fiscal quarter ended December 31, 2013 for the impairment of goodwill and trademarks.

Of the $57.1 million non-cash charge, $46.7 million relates to the impairment of goodwill recorded in connection with the Company's domestic wholesale sportswear business, $3.2 million relates to the impairment of goodwill recorded in connection with the Company's domestic wholesale footwear and accessories business, and $7.2 million relates to the impairment of trademarks utilized in the Company's jeanswear and footwear businesses.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger, and all other statements made in this Current Report on Form 8-K that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as "may", "will", "expect", "plan", "anticipate", "believe", or "project", or the negative of those words or other comparable words. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and subject to applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those suggested by the projected results in such forward-looking statements. Such risks and uncertainties include, among others: any conditions imposed on the parties in connection with the consummation of the transactions described herein; approval of the merger by the Company's shareholders (or the failure to obtain such approval); the Company's ability to maintain relationships with customers, employees or suppliers following the announcement of the merger agreement and the transactions contemplated thereby; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the proposed transactions; the risk that the merger and the other transactions contemplated by the merger agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company's reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 22, 2013, in other of the Company's filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations. Any or all of the Company's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company's control.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by affiliates of the Sycamore Partners, L.P. and Sycamore Partners A, L.P. In connection with the proposed merger, the Company has filed a preliminary proxy statement and other related documents with the SEC. The Company intends to file a definitive proxy statement with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company's shareholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail or telephone to The Jones Group Inc. Investor Relations at 1411 Broadway, New York, NY 10018, telephone number (212) 703-9819, or from the Company's website, www.jonesgroupinc.com.

Certain Information Concerning Participants

The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from the Company's shareholders with respect to the proposed merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2013 Annual Meeting of Shareholders, which was filed with the SEC on May 15, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company's shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger filed with the SEC. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated February 10, 2014.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: February 10, 2014

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated February 10, 2014

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